                                   VAN KAMPEN
                            GLOBAL FIXED INCOME FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1998

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Investment Overview...................................................     3
Portfolio of Investments..............................................     6
Statement of Assets and Liabilities...................................     7
Statement of Operations...............................................     8
Statement of Changes in Net Assets....................................     9
Financial Highlights .................................................    10
Notes to Financial Statements.........................................    11

MSGF SAR 2/99

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 1999

Dear Shareholder,

The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.

To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.

Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW

Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.

Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.

In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

MARKET REVIEW

The performance of international stocks varied widely based on regional conditions, with most markets experiencing significant volatility as a result of the economic turmoil in many emerging market nations. Stock indexes in most European countries turned in solid gains for the year, with Belgium, Greece, and Finland each posting gains of more than 50 percent. In anticipation of the economic benefits of European Monetary Union and the introduction of the euro, the European Dow Jones Stoxx Index climbed 18.4 percent in 1998. However, many Latin American, Asian, and eastern European stock indexes registered significant losses.

As a result of interest rate cuts by a number of foreign central banks, international government bonds generally performed well. In addition to benefiting from lower interest rates, demand for these bonds increased during the global flight to quality, as investors pulled assets from riskier investments and diverted them to government bonds.

OUTLOOK

Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.

In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.

                                                              ------------------
                                                                    1

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

Additional details about your fund, including an investment overview section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

 [SIGNATURE]                                           [SIGNATURE]
Richard F. Powers III                                  Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

--------------

                                   VAN KAMPEN
                            GLOBAL FIXED INCOME FUND

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
                                  (UNAUDITED)

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)++

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

British Pound              9.8%
Canadian Dollar            4.7%
Danish Krone               2.5%
French Franc               4.9%
German Mark               22.6%
Italian Lira               5.4%
Japanese Yen               3.6%
New Zealand Dollar         2.0%
Netherlands Guilder        4.2%
United States Dollar      32.8%
Other                      7.5%

YIELD INFORMATION AS OF DECEMBER 31,
                1998
------------------------------------
                           30-DAY
                          CURRENT
                           YIELD+
------------------------------------
Class A                       2.55  %
------------------------------------
Class B                       1.91  %
------------------------------------
Class C                       1.91  %
------------------------------------

+ The current 30-day yield reflects the net investment income generated by the Fund over the specified 30-day period expressed as an annual percentage. Expenses accrued for the 30-day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.
++EUROPEAN ASSETS AS OF DECEMBER 31, 1998, REFLECT COUNTRY-SPECIFIC CURRENCIES. ON JANUARY 1, 1999, THE CURRENCIES OF COUNTRIES PARTICIPATING IN THE EUROPEAN ECONOMIC AND MONETARY UNION CONVERT TO THE EURO. IN FUTURE REPORTS, WE WILL CATEGORIZE THESE CURRENCIES AS EUROS.

                                                            TOTAL RETURNS**
                          -----------------------------------------------------------------------------------
                                                                                  AVERAGE ANNUAL
                                                                      ---------------------------------------
                             SIX MONTHS             ONE YEAR              FIVE YEAR          SINCE INCEPTION
                          -----------------     -----------------     -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES      SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
-------------------------------------------------------------------------------------------------------------
Class A Shares             4.55%      9.77%      7.54%     12.95%      4.91%      5.93%      6.52%      7.39%
-------------------------------------------------------------------------------------------------------------
Class B+ Shares            5.30%      9.30%      8.15%     12.15%       N/A        N/A       5.56%      6.20%
-------------------------------------------------------------------------------------------------------------
Class C Shares             8.31%      9.31%     11.17%     12.17%      5.10%      5.10%      6.57%      6.57%
-------------------------------------------------------------------------------------------------------------
J.P. Morgan Traded
Global Bond Index:         N/A       11.67%       N/A      15.31%       N/A       8.08%       N/A       7.40%
-------------------------------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class B shares have been offered since August 1, 1995.
THE J.P. MORGAN TRADED GLOBAL BOND INDEX IS AN UNMANAGED INDEX OF GOVERNMENT BOND ISSUES THAT INCLUDES AUSTRALIA, BELGIUM, CANADA, DENMARK, FRANCE, GERMANY, ITALY, JAPAN, THE NETHERLANDS, SPAIN, SWEDEN, THE UNITED KINGDOM, AND THE UNITED STATES EXCLUDING WITHHOLDING TAX.

TOP FIVE HOLDINGS                                                    TOP FIVE CURRENCY DENOMINATIONS
                                                       PERCENT OF                            VALUE      PERCENT OF
SECURITY                               CURRENCY        NET ASSETS    CURRENCY                (000)      NET ASSETS
---------------------------------  ----------------  --------------  --------------------  ---------  --------------
U.S. Treasury Note 7.50%, 2/15/05   United States           11.2%                              2,850         32.8%
                                        Dollar                       United States Dollar
Deutschland Republic 6.50%,          German Mark             8.4%                              1,961         22.6%
 10/14/05                                                            German Mark
Deutschland Republic 8.375%,         German Mark             8.1%                                853          9.8%
 5/21/01                                                             British Pound
United Kingdom 8.50%, 7/16/07       British Pound            7.4%    Italian Lira                471          5.4%
U.S. Treasury Bond 6.25%, 8/15/23   United States            6.2%                                426          4.9%
                                        Dollar                       French Franc

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Van Kampen Global Fixed Income Fund seeks to produce an attractive real rate of return by investing in fixed-income securities of U.S. and foreign issuers denominated in U.S. dollars and in other currencies.

PERFORMANCE
For the six months ended December 31, 1998, the Van Kampen Global Fixed Income Fund achieved a total return of 9.77 percent for the Class A shares at net asset value. By comparison, the J.P. Morgan Traded Global Bond Index returned 11.67 percent during the same period.

While the Fund's overall performance was excellent during the period, the return was a slight underperformance relative to its benchmark, primarily due to our underweight exposure to the Japanese yen. In addition, our nongovernment holdings were a negative factor. In contrast, our underweight exposure to Japanese bonds and our long duration positions in dollar bloc markets and European markets contributed positively to performance.

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

                                                              ------------------
                                                                    3

                                   VAN KAMPEN
                            GLOBAL FIXED INCOME FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

SUMMARY AND STRATEGY
The second half of 1998 was an exceptional period for most financial markets as the Asian economic crisis developed into a far-reaching financial contagion and fears of a widespread credit crunch and global recession took hold. Despite periods of significant volatility, global fixed-income markets, with the exception of Japan, performed well in this environment as the overall picture of weaker economic growth and falling inflation remained supportive. Reflecting this, the J.P. Morgan Traded Global Bond Index produced a return of 5.4 percent in local currency terms during the six-month period.

The key event of the third quarter was Russia's devaluation and debt default in August, which proved to be the catalyst for an intense wave of risk aversion and deleveraging. This wave spread initially to other emerging markets, then to global equity markets, and finally to all but the safest fixed-income markets (primarily U.S. Treasuries). As a result, all yield spreads on corporate and other nongovernment paper widened significantly. Meanwhile, the concurrent "flight to quality" and expectations of a global reduction in interest rates provided an extremely positive backdrop for the most liquid government bond markets.

In contrast, the fourth quarter was characterized by a significant improvement in overall economic sentiment, with the exception of Japan. The main stimulus to this change was the U.S. Federal Reserve, which indicated its commitment to the role of "lender of last resort" by cutting interest rates as expected in September, and followed that with further cuts in October and November. In turn other dollar bloc countries and the majority of European markets replicated this cut in interest rates with the euro-zone markets moving interest rates to 3 percent prior to the start of European economic and monetary union (EMU).

Central bank interest rate cuts, however, failed to have the usual effect of moving bond prices higher as markets struggled to rally further from already low yields. At the same time, equity markets rallied substantially, calming fears of a global financial meltdown. This less risk-averse environment, however, was beneficial to credit sensitive securities in all markets that began to stabilize. Furthermore, the better-quality names experienced a reduction of their yield differential to the government sector.

For the final weeks of the year, the main story was Japan. Its bond yields surged on increased concern regarding the mismatch between the supply of debt needed to finance the burgeoning budget deficit and demand. In particular, public institutions such as the Trust Fund Bureau indicated they would not play their traditional role in supporting the Japanese government bond market. The ten-year yield finished December at 2.01 percent, the first time it exceeded 2 percent in more than 15 months.

Likewise on the foreign exchange markets, the focus was the Japanese yen and particularly the relationship between the yen and the U.S. dollar. The sharp appreciation of the yen in early October, the result of massive position unwinding by leveraged funds, persisted through the fourth quarter with the yen moving further ahead toward year end as many Japanese investors repatriated funds to cover bond market losses. Yen versus the dollar ended the year at 113.60, reflecting a yen appreciation of nearly 19 percent during the past six months. The deutsche mark appreciated a more modest 7 percent against the dollar during the same period. As a result, global portfolio returns in U.S. dollar terms were enhanced during the period.

In terms of strategy, we increased the portfolio's duration to approximately 0.2 years longer than that of the benchmark, adding AA/AAA nongovernment debt. Given the recent volatility of this sector, however, we sought to reduce risk in other areas and therefore trimmed our commitment to peripheral European markets.

--------------
           4

                                   VAN KAMPEN
                            GLOBAL FIXED INCOME FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

OUTLOOK
The Fund's outlook depends on whether the Fed's intervention has succeeded in stabilizing the world economy. While the U.S. economy and stock market continue to do well given the turmoil in Asia, it's premature to count on any strong rebound. Commodity prices are still falling, Asian economies continue to struggle, and global excess capacity is still growing. This is a positive environment for bonds. Bond yields and inflation are low by historical standard. Real yields, especially at the 30-year point of the yield curve, are still attractive (except for Japan), and we believe that there is potential for them to move lower in 1999. To take advantage of declining interest rates, we plan to maintain a slightly long duration. Japanese bonds look more interesting with yields above 1.7 percent, and we will increase our exposure at higher yields.

Although both the European and U.S. economies are likely to slow in 1999, the U.S. economy is likely to slow even more. We believe this should lead to some modest downside risk for the dollar. The big question remaining is the yen. The sharp appreciation of the yen in the fourth quarter, despite an overabundance of negative fundamentals, can be blamed on several factors: the large and growing U.S. current account deficit; the collapse in yield differentials; political uncertainty in the United States; and additional unwinding of structural yen short positions. Except for the relative current account differentials, fundamentals are not in favor of yen strength. We believe that even the strong-yen politicians in Japan would be against the yen strengthening much further. We therefore believe that remaining underweight in the yen is advisable.

With the burden of global adjustment falling on the Fed's shoulders, the United States will spearhead the effort to monitor monetary policy. This will likely keep downward pressure on the dollar, at least versus the core European currencies that will benefit from relative stability in monetary policy.

Michael B. Kushma            Paul E. O'Brien              J. David Germany
PORTFOLIO MANAGER            PORTFOLIO MANAGER            PORTFOLIO MANAGER

                                                              ------------------

                                   VAN KAMPEN
                            GLOBAL FIXED INCOME FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

       FACE
     AMOUNT                                                       VALUE
      (000)                                                       (000)
-----------------------------------------------------------------------

FIXED INCOME SECURITIES (95.2%)
  AUSTRALIAN DOLLAR (0.8%)
    U.S. GOVERNMENT & AGENCY OBLIGATIONS--GLOBAL
 AUD     50   Federal National Mortgage Association 6.50%,
                7/10/02........................................  $   32
         60   Federal National Mortgage Association 6.375%,
                8/15/07........................................      39
                                                                 ------
                                                                     71
                                                                 ------
  BRITISH POUND (9.8%)
    GOVERNMENT BONDS
 GBP     50   United Kingdom 8.00%, 6/10/03....................      95
        300   United Kingdom 8.50%, 7/16/07....................     639
         50   United Kingdom 9.00%, 7/12/11....................     119
                                                                 ------
                                                                    853
                                                                 ------
  CANADIAN DOLLAR (4.7%)
    GOVERNMENT BONDS
 CAD    420   Government of Canada 8.75%, 12/1/05..............     335
         80   Government of Canada 8.00%, 6/1/23...............      72
                                                                 ------
                                                                    407
                                                                 ------
  DANISH KRONE (2.5%)
    GOVERNMENT BOND
DKK   1,200   Kingdom of Denmark 8.00%, 5/15/03................     219
                                                                 ------
  (a)FRENCH FRANC (4.9%)
    GOVERNMENT BOND
FRF   2,000   Government of France 6.00%, 10/25/25.............     426
                                                                 ------
  (a)GERMAN MARK (22.6%)
    GOVERNMENT BONDS (21.0%)
 DEM  1,050   Deutschland Republic, 8.375%, 5/21/01............     704
      1,050   Deutschland Republic, 6.50%, 10/14/05............     734
        540   Treuhandanstalt 7.50%, 9/9/04....................     388
                                                                 ------
                                                                  1,826
                                                                 ------
    CORPORATE BOND (1.6%)
        200   Landeskreditbank Baden-Wuerttemberg Financial
                6.625%, 8/20/03................................     135
                                                                 ------
  TOTAL GERMAN MARK............................................   1,961
                                                                 ------

       FACE
     AMOUNT                                                       VALUE
      (000)                                                       (000)
-----------------------------------------------------------------------
  (a)ITALIAN LIRA (5.4%)
    GOVERNMENT BOND
ITL  580,000  Buoni Poliennali Del Tesoro 9.50%, 2/1/06........  $  471
                                                                 ------
  JAPANESE YEN (3.6%)
    EUROBOND
JPY   30,000  IBRD 4.75%, 12/20/04.............................     315
                                                                 ------
  (a)NETHERLANDS GUILDER (4.2%)
    GOVERNMENT BOND
 NLG    600   Government of The Netherlands 8.25%, 2/15/02.....     365
                                                                 ------
  NEW ZEALAND DOLLAR (2.0%)
    GOVERNMENT BOND
 NZD    300   Government of New Zealand 8.00%, 4/15/04.........     176
                                                                 ------
  SWEDISH KRONA (1.9%)
    GOVERNMENT BOND
SEK   1,200   Swedish Government 6.00%, 2/9/05.................     164
                                                                 ------
  UNITED STATES DOLLAR (32.8%)
    U.S. TREASURY BONDS (12.3%)
$       400   8.125%, 8/15/19..................................     535
        480   6.25%, 8/15/23...................................     537
                                                                 ------
                                                                  1,072
                                                                 ------
    U.S. TREASURY NOTES (19.9%)
        440   6.25%, 10/31/01..................................     458
        850   7.50%, 2/15/05...................................     973
        303   3.625%, 1/15/08..................................     297
                                                                 ------
                                                                  1,728
                                                                 ------
    CORPORATE BONDS AND NOTES (0.6%)
         50   Monsanto Co. 6.60%, 12/1/28......................      50
                                                                 ------
  TOTAL UNITED STATES DOLLAR...................................   2,850
                                                                 ------
TOTAL FIXED INCOME SECURITIES (COST $7,836)....................   8,278
                                                                 ------
FOREIGN CURRENCY (2.7%)
JPY   26,002  Japanese Yen (COST $218).........................     230
                                                                 ------
TOTAL INVESTMENTS (97.9%) (COST $8,054)........................   8,508
OTHER ASSETS IN EXCESS OF LIABILITIES (2.1%)...................     184
                                                                 ------
NET ASSETS (100%)..............................................  $8,692
                                                                 ------
                                                                 ------

---------------

(a) European assets as of December 31, 1998, reflect country-specific currencies. On January 1, 1999, the currencies of countries participating in the European economic and monetary union convert to the euro. In future reports, we will categorize these currencies as euros.

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at December 31, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

 CURRENCY                             IN EXCHANGE
TO DELIVER     VALUE     SETTLEMENT       FOR                   NET UNREALIZED GAIN
  (000)        (000)        DATE         (000)     VALUE (000)     (LOSS) (000)
----------     -----     -----------  -----------     -----     -------------------
   CAD 355   $     231      1/13/99    $     232    $     232        $       1
  GBP  130         216      1/14/99    $     214          214               (2)
$      209         209      1/21/99   JPY 25,000          222               13
   NZD 340         179       3/2/99    $     179          179               --
                 -----                                  -----              ---
             $     835                              $     847        $      12
                 -----                                  -----              ---
                 -----                                  -----              ---

---------------

CAD       Canadian Dollar
GBP       British Pound
JPY       Japanese Yen
NZD       New Zealand Dollar

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                              (000)
---------------------------------------------------
ASSETS:
  Investments in Securities, at Value
    (Investments at Cost $7,836)       $      8,278
  Foreign Currency (Cost $218)                  230
  Cash                                          285
  Receivable for:
    Interest                                    199
    Fund Shares Sold                             55
  Net Unrealized Gain on Foreign
    Currency Exchange Contracts                  12
  Receivable from Investment Adviser             10
                                             ------
    Total Assets                              9,069
                                             ------
LIABILITIES:
  Payable for:
    Dividends Declared                          264
    Fund Shares Redeemed                         58
    Professional Fees                            19
    Transfer Agent Fees                          10
    Distribution Fees                             8
    Custody Fees                                  7
    Directors' Fees and Expenses                  5
    Shareholder Reporting Expenses                3
    Administrative Fees                           2
    Other                                         1
                                             ------
    Total Liabilities                           377
                                             ------
    NET ASSETS                         $      8,692
                                             ------
                                             ------
NET ASSETS CONSIST OF:
  Capital Stock at Par                 $          1
  Paid in Capital in Excess of Par            8,254
  Accumulated Net Investment Loss              (174)
  Accumulated Net Realized Gain                 157
  Unrealized Appreciation on
    Investments and Foreign Currency
    Translations                                454
                                             ------
NET ASSETS                             $      8,692
                                             ------
                                             ------
CLASS A SHARES:
  Net Assets                           $      5,085
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                              484
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $5,084,428 and 483,827
    Shares Outstanding)                $      10.51
                                             ------
                                             ------
  Maximum Sales Charge                         4.75%
  Maximum Offering Price Per Share
    (Net Asset Value Per Share X 100
    / (100 - maximum sales charge))    $      11.03
                                             ------
                                             ------
CLASS B SHARES:
  Net Assets                           $      1,785
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                              171
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $1,785,057 and 170,968 Shares
    Outstanding)*                      $      10.44
                                             ------
                                             ------
CLASS C SHARES:
  Net Assets                           $      1,822
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                              175
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $1,822,305 and 174,750 Shares
    Outstanding)*                      $      10.43
                                             ------
                                             ------

---------------

  *  Redemption price may be subject to a contingent deferred sales charge.

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                       SIX MONTHS ENDED DECEMBER 31, 1998
                                  (UNAUDITED)

                                              (000)
---------------------------------------------------
INVESTMENT INCOME:
  Interest                             $        207
  Less: Foreign Taxes Withheld                   (1)
                                              -----
      Total Income                              206
                                              -----
EXPENSES:
  Investment Advisory Fees                       34
    Less: Fees Waived                           (34)
                                              -----
  Net Investment Advisory Fees                   --
  Distribution Fees
    Class A                                       7
    Class B                                       8
    Class C                                       9
  Professional Fees                              22
  Filing and Registration Fee                    20
  Shareholder Reports                            15
  Administrative Fees                            14
  Transfer Agent Fees                            14
  Custodian Fees                                  6
  Directors' Fees and Expenses                    2
  Other                                           2
  Expenses Reimbursed by Adviser                (41)
                                              -----
      Net Expenses                               78
                                              -----
Net Investment Income                           128
                                              -----
NET REALIZED GAIN (LOSS) ON:
  Investments                                   318
  Foreign Currency Transactions                  58
                                              -----
      Net Realized Gain                         376
                                              -----
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                                   393
  Foreign Currency Translations                   1
                                              -----
    Change in Unrealized Appreciation           394
                                              -----
Net Realized Gain and Change in
  Unrealized
  Appreciation/Depreciation                     770
                                              -----
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $        898
                                              -----
                                              -----

--------------
           8
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                      SIX MONTHS ENDED
                                                     DECEMBER 31, 1998       YEAR ENDED
                                                           (UNAUDITED)    JUNE 30, 1998
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $       128         $    336
  Net Realized Gain (Loss)                                         376              (59)
  Change in Unrealized Appreciation/Depreciation                   394              178
                                                               -------          -------
  Net Increase in Net Assets Resulting from
    Operations                                                     898              455
                                                               -------          -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                          (97)            (219)
  Class B                                                          (26)             (49)
  Class C                                                          (29)             (68)
  In Excess of Net Investment Income:
  Class A                                                           --               (4)
  Class B                                                           --               (1)
  Class C                                                           --               (1)
                                                               -------          -------
                                                                  (152)            (342)
                                                               -------          -------
  Net Realized Gain:
  Class A                                                         (140)             (30)
  Class B                                                          (49)              (8)
  Class C                                                          (51)             (11)
                                                               -------          -------
                                                                  (240)             (49)
                                                               -------          -------
  Net Decrease in Net Assets Resulting from
    Distributions                                                 (392)            (391)
                                                               -------          -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                     3,789            1,701
  Distributions Reinvested                                         121              329
  Redeemed                                                      (3,450)          (4,936)
                                                               -------          -------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                                460           (2,906)
                                                               -------          -------
  Total Increase (Decrease) in Net Assets                          966           (2,842)
NET ASSETS--Beginning of Period                                  7,726           10,568
                                                               -------          -------
NET ASSETS--End of Period (Including accumulated
  (distributions in excess) of net investment loss
  of $(174) and $(150), respectively).                     $     8,692         $  7,726
                                                               -------          -------
                                                               -------          -------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
  ------------------
  Shares:
    Subscribed                                                     305               72
    Distributions Reinvested                                         8               22
    Redeemed                                                      (269)            (298)
                                                               -------          -------
  Net Increase (Decrease) in Class A Shares
    Outstanding                                                     44             (204)
                                                               -------          -------
                                                               -------          -------
  Dollars:
    Subscribed                                             $     3,120         $    714
    Distributions Reinvested                                        80              226
    Redeemed                                                    (2,875)          (2,981)
                                                               -------          -------
  Net Increase (Decrease)                                  $       325         $ (2,041)
                                                               -------          -------
                                                               -------          -------
  Ending Paid in Capital                                   $     4,777         $  4,452
                                                               -------          -------
                                                               -------          -------
  Class B:
  ------------------
  Shares:
    Subscribed                                                      50               58
    Distributions Reinvested                                         2                4
    Redeemed                                                       (24)             (92)
                                                               -------          -------
  Net Increase (Decrease) in Class B Shares
    Outstanding                                                     28              (30)
                                                               -------          -------
                                                               -------          -------
  Dollars:
    Subscribed                                             $       519         $    572
    Distributions Reinvested                                        17               42
    Redeemed                                                      (247)            (909)
                                                               -------          -------
  Net Increase (Decrease)                                  $       289         $   (295)
                                                               -------          -------
                                                               -------          -------
  Ending Paid in Capital                                   $     1,723         $  1,434
                                                               -------          -------
                                                               -------          -------
  Class C:
  ------------------
  Shares:
    Subscribed                                                      16               42
    Distributions Reinvested                                         2                6
    Redeemed                                                       (33)            (105)
                                                               -------          -------
  Net Decrease in Class C Shares Outstanding                       (15)             (57)
                                                               -------          -------
                                                               -------          -------
  Dollars:
    Subscribed                                             $       150         $    415
    Distributions Reinvested                                        24               61
    Redeemed                                                      (328)          (1,046)
                                                               -------          -------
  Net Decrease                                             $      (154)        $   (570)
                                                               -------          -------
                                                               -------          -------
  Ending Paid in Capital                                   $     1,755         $  1,909
                                                               -------          -------
                                                               -------          -------
---------------------------------------------------------------------------------------

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                            CLASS A
                                  --------------------------------------------------------------------------------------------
                                    SIX MONTHS
                                         ENDED
                                  DECEMBER 31,                                YEAR ENDED JUNE 30,
SELECTED PER SHARE DATA AND               1998                   ----------------------------------------------
RATIOS                             (UNAUDITED)           1998#            1997            1996            1995            1994
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                          $      10.02    $       9.95    $       9.94    $      10.23    $       9.53    $      10.55
                                        ------          ------          ------          ------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                   0.18            0.39            0.44            0.53            0.56            0.52
  Net Realized and Unrealized
    Gain (Loss)                           0.79            0.13           (0.02)          (0.01)           0.50           (0.42)
                                        ------          ------          ------          ------    ------------    ------------
  Total From Investment
    Operations                            0.97            0.52            0.42            0.52            1.06            0.10
                                        ------          ------          ------          ------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income                  (0.19)          (0.39)          (0.35)          (0.79)          (0.36)          (0.50)
  In Excess of Net Investment
    Income                                  --           (0.01)          (0.06)          (0.02)             --           (0.12)
  Net Realized Gain                      (0.29)          (0.05)             --              --              --           (0.47)
  In Excess of Net Realized
    Gain                                    --              --              --              --              --           (0.03)
                                        ------          ------          ------          ------    ------------    ------------
  Total Distributions                    (0.48)          (0.45)          (0.41)          (0.81)          (0.36)          (1.12)
                                        ------          ------          ------          ------    ------------    ------------
NET ASSET VALUE, END OF PERIOD    $      10.51    $      10.02    $       9.95    $       9.94    $      10.23    $       9.53
                                        ------          ------          ------          ------    ------------    ------------
                                        ------          ------          ------          ------    ------------    ------------
TOTAL RETURN (1)                          9.77%           5.36%           4.27%           5.20%          11.41%           0.41%
                                        ------          ------          ------          ------    ------------    ------------
                                        ------          ------          ------          ------    ------------    ------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                         $      5,085    $      4,413    $      6,407    $      7,432    $     11,092    $     10,369
Ratio of Expenses to Average
  Net Assets                              1.45%**         1.45%           1.45%           1.45%           1.45%           1.45%
Ratio of Net Investment Income
  to Average Net Assets                   3.16%**         3.94%           4.40%           5.02%           5.84%           4.70%
Portfolio Turnover Rate                     84%             78%            170%            223%            169%            168%
------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During
  the Period
  Per Share Benefit to Net
    Investment Income             $       0.10    $       0.15    $       0.12    $       0.07    $       0.07    $       0.11
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                                3.11%**         3.00%           2.57%           2.16%           2.22%           2.48%
  Net Investment Income to
    Average Net Assets                    1.50%**         2.42%           3.25%           4.31%           5.07%           3.67%
------------------------------------------------------------------------------------------------------------------------------

                                                            CLASS B
                                  ------------------------------------------------------------
                                     SIX MONTH                                       AUGUST 1,
                                         ENDED                                           1995+
                                  DECEMBER 31,        YEAR ENDED JUNE 30,                   TO
SELECTED PER SHARE DATA AND               1998    ----------------------------        JUNE 30,
RATIOS                             (UNAUDITED)           1998#            1997            1996
------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                          $       9.97    $       9.91    $       9.91    $      10.24
                                        ------          ------          ------          ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                   0.19            0.32            0.41            0.64
  Net Realized and Unrealized
    Gain (Loss)                           0.73            0.13           (0.07)          (0.26)
                                        ------          ------          ------          ------
  Total From Investment
    Operations                            0.92            0.45            0.34            0.38
                                        ------          ------          ------          ------
DISTRIBUTIONS
  Net Investment Income                  (0.16)          (0.33)          (0.29)          (0.69)
  In Excess of Net Investment
    Income                                1.00           (0.01)          (0.05)          (0.02)
  Net Realized Gain                      (0.29)          (0.05)             --              --
  In Excess of Net Realized
    Gain                                    --              --              --              --
                                        ------          ------          ------          ------
  Total Distributions                    (0.45)          (0.39)          (0.34)          (0.71)
                                        ------          ------          ------          ------
NET ASSET VALUE, END OF PERIOD    $      10.44    $       9.97    $       9.91    $       9.91
                                        ------          ------          ------          ------
                                        ------          ------          ------          ------
TOTAL RETURN (1)                          9.30%           4.65%           3.48%           3.76%
                                        ------          ------          ------          ------
                                        ------          ------          ------          ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                         $      1,785    $      1,425    $      1,716    $      1,440
Ratio of Expenses to Average
  Net Assets                              2.20%**         2.20%           2.20%           2.20%**
Ratio of Net Investment Income
  to Average Net Assets                   2.41%**         3.21%           3.65%           3.38%**
Portfolio Turnover Rate                     84%             78%            170%            223%
---------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During
  the Period
  Per Share Benefit to Net
    Investment Income             $       0.14    $       0.15    $       0.13    $       0.12
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                                3.87%**         3.75%           3.37%           3.57%**
  Net Investment Income to
    Average Net Assets                    0.64%**         1.65%           2.45%           2.01%**
-----------------------------------------------------------------------------------------------------------------------------


                                                                       CLASS C
                             --------------------------------------------------------------------------------------------
                               SIX MONTHS
                                    ENDED
                             DECEMBER 31,                                YEAR ENDED JUNE 30,
SELECTED PER SHARE DATA              1998    ----------------------------------------------------------------------------
AND RATIOS                    (UNAUDITED)           1998#            1997            1996            1995            1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $       9.96    $       9.90    $       9.90    $      10.20    $       9.54    $      10.56
                                   ------          ------          ------          ------          ------          ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income              0.12            0.32            0.39            0.37            0.49            0.43
  Net Realized and
    Unrealized Gain
    (Loss)                           0.80            0.13           (0.05)           0.08            0.47           (0.40)
                                   ------          ------          ------          ------          ------          ------
  Total From Investment
    Operations                       0.92            0.45            0.34            0.45            0.96            0.03
                                   ------          ------          ------          ------          ------          ------
DISTRIBUTIONS
  Net Investment Income             (0.16)          (0.33)          (0.29)          (0.73)          (0.30)          (0.44)
  In Excess of Net
    Investment Income                  --           (0.01)          (0.05)          (0.02)             --           (0.11)
  Net Realized Gain                 (0.29)          (0.05)             --              --              --           (0.47)
  In Excess of Net
    Realized Gain                      --              --              --              --              --           (0.03)
                                   ------          ------          ------          ------          ------          ------
  Total Distributions               (0.45)          (0.39)          (0.34)          (0.75)          (0.30)          (1.05)
                                   ------          ------          ------          ------          ------          ------
NET ASSET VALUE, END OF
  PERIOD                     $      10.43    $       9.96    $       9.90    $       9.90    $      10.20    $       9.54
                                   ------          ------          ------          ------          ------          ------
                                   ------          ------          ------          ------          ------          ------
TOTAL RETURN (1)                     9.31%           4.65%           3.48%           4.47%          10.24%         (0.25)%
                                   ------          ------          ------          ------          ------          ------
                                   ------          ------          ------          ------          ------          ------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $      1,822    $      1,888    $      2,445    $      2,844    $      5,965    $      5,407
Ratio of Expenses to
  Average Net Assets                 2.20%**         2.20%           2.20%           2.20%           2.20%           2.20%
Ratio of Net Investment
  Income to Average Net
  Assets                             2.41%**         3.21%           3.65%           4.35%           5.09%           3.95%
Portfolio Turnover Rate                84%             78%            170%            223%            169%            168%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment Income    $       0.09    $       0.15    $       0.12    $       0.06    $       0.08    $       0.12
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           3.87%**         3.75%           3.35%           2.87%           2.97%           3.29%
  Net Investment Income
    to Average Net Assets            0.64%**         1.67%           2.48%           3.68%           4.32%           2.86%

--------------------------------------------------------------------------------

 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.

------------------
          10
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

The Van Kampen Global Fixed Income Fund (the "Fund") is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended. The Fund is a portfolio of Van Kampen Series Fund, Inc. The Fund commenced operations on January 4, 1993.

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. Class A shares are sold with a front-end sales charge of up to 4.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B shares are sold with a contingent deferred sales charge on redemptions made within 5 years of purchase which declines annually from 5% for redemptions made in year one, down to 1.50% in year five. The contingent deferred sales charge is based on the lesser of the current market value of the shares redeemed or the total cost of such shares. Class B shares will automatically convert to Class A shares after the eighth year following purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares that are redeemed within one year of purchase, based on the lesser of the current market value of the shares redeemed or the total cost of such shares. All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.

3. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments are included in the reported net realized and unrealized gains (losses) on investments. However, pursuant to U.S. Federal income tax regulations, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

                                                              ------------------
                                                                    11

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

4. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss on foreign currency translation. The Fund records realized gains or losses on foreign translation when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts but is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The net assets of the Fund may include issuers located in emerging markets. There will be certain considerations and risks of these investments not typically associated with investments in the United States. Changes in currency exchange rates will affect the value of and investment income from such securities. The smaller size of the markets themselves, lesser liquidity and greater volatility contribute to risks in valuation as compared with the U.S. securities markets. Also there is often substantially less publicly available information about these issuers. Emerging markets may be subject to a greater degree of governmental involvement in the economy and greater economic and political uncertainty. Accordingly the price which the Fund realizes upon the sale of securities in such markets may not be equal to its value as presented in the financial statements.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investment in domestic companies may be subject to limitations in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign" shares' market values may vary.

5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book and tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax basis differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of presenting net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Van Kampen Investment Advisory Corp., (the "Adviser") a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Sub-Adviser") and Miller Anderson & Sherrerd LLP, wholly owned subsidiaries of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse

-----------------------
          12

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                               CLASS B
                                       CLASS A             AND CLASS C
                                MAX. OPERATING          MAX. OPERATING
          ADVISORY FEE           EXPENSE RATIO           EXPENSE RATIO
          ------------  ----------------------  ----------------------
               0.75%                 1.45%                   2.20%

C. ADMINISTRATOR: Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

D. DISTRIBUTOR: Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00%, on an annualized basis, of the average daily net assets attributable to the Class B and Class C shares of the Fund.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the six months ended December 31, 1998, the Distributor has advised the Fund that it earned initial sales charges of $385 for Class A shares and deferred sales charges of $315, $6,591 and $161 for Class A shares, Class B shares and Class C shares, respectively.

E. CUSTODIAN: The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Sub-Advisers. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Through September 30, 1998, the Fund incurred MSTC fees of approximately $1,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

F. DIRECTORS' FEES: The Fund provides deferred compensation and retirement plans for its Directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund.

G. PURCHASES AND SALES: For the six months ended December 31, 1998, the Fund made purchases of approximately $7,191,000 and sales of approximately $6,777,000 of investment securities other than long-term U.S. Government securities and short-term investments. Purchases and sales of long-term U.S. Government securities for the six months ended December 31, 1998 totaled approximately $1,901,000 and $1,539,000, respectively.

H. OTHER: At December 31, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Fund was:

                                           NET
        COST  APPREC.  (DEPREC.)  APPRECIATION
       (000)    (000)      (000)         (000)
      ------  -------  ---------  ------------
      $7,836  $  468   $   (26  ) $     442

                                                              ------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 Utility

 Value

INTERNATIONAL/GLOBAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time
   (Telecommunications Device for the Deaf
   users, call 1-800-421-2833)

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

                         YEAR 2000 READINESS DISCLOSURE
Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Don G. Powell
 Chairman and Director,
 Van Kampen Investments Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

INVESTMENT SUB ADVISERS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, Pennsylvania 19428

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

CUSTODIANS

The Chase Manhattan Bank
One Pierrepont Plaza
Brooklyn, New York 11210

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Dennis J. McDonnell
PRESIDENT

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 418256
Kansas City, Missouri 64141

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph St.
Chicago, Illinois 60601

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR ACCOUNT REPRESENTATIVE OR THE FUND AT (800) 341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

--------------------------------------------------------------------------------

NOTES:

            1 Parkview Plaza n P.O. Box 5555 n Oakbrook Terrace, IL
                         60181-5555 n www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999